Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Oct. 31, 2023	Oct. 31, 2022
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 115	$ 70
Bifurcated embedded derivative liabilities	111	317
Other liabilities designated at FVTPL	$ 14	$ 22